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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 July 12, 2006

           Merrill Lynch Mortgage Investors Trust, Series MLCC 2006-2
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

                       Merrill Lynch Mortgage Lending Inc.
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

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
              Delaware                  333-130545-04            13-3416059
    (State or Other Jurisdiction         (Commission        (I.R.S. Employer
         Of Incorporation)                File Number)      Identification No.)
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
          250 Vesey Street                                          10080
4 World Financial Center 10th Floor                               (Zip Code)
        New York, New York
  (Address of Principal Executive
             Offices)
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       Registrant's telephone number, including area code: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 8.01 Other Events.

     This Amendment No. 1 to the Report on Form 8-K of Merrill Lynch Mortgage Investors, Inc. adds Exhibit 99.5 to the 8-K filed on May 15, 2006 relating to Merrill Lynch Mortgage Investors Trust, Series MLCC 2006-2 (the "8-K") and also replaces Exhibit 99.3 of the 8-K in its entirety.

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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99.3 Assignment, Assumption & Recognition Agreement, dated as of April 1, 2006, between Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and First Republic Bank, as a servicer.

          99.5 Mortgage Loan Purchase and Servicing Agreement, dated December 1, 2005, by and between Merrill Lynch Bank, USA, as initial purchaser, and First Republic Bank, as seller and servicer.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Tom Saywell
                                            ------------------------------------
                                        Name: Tom Saywell
                                        Title: Vice President

Date: July 12, 2006

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                                  EXHIBIT INDEX

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
Exhibit No.                   Description                    Page No.
-----------                   -----------                    --------

    99.3      Assignment, Assumption & Recognition
              Agreement, dated as of April 1, 2006,
              between Merrill Lynch Mortgage Lending,
              Inc., Merrill Lynch Mortgage Investors, Inc.
              and First Republic Bank, as a servicer.

    99.5      Mortgage Loan Purchase and Servicing
              Agreement, dated December 1, 2005, by and between Merrill Lynch Bank, USA, as initial purchaser, and First Republic Bank, as seller and servicer.
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